UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2016

MEDICAL ALARM CONCEPTS HOLDING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153290	26-3534190
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 W. Church Road, Suite B

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (877) 639-2929

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2016 (the “Closing Date”), Medical Alarm Concepts Holding, Inc. (the “Company”) closed its sale of $625,000 worth of units (the “Units”), pursuant to separate subscription agreements (the “Subscription Agreements”) with two accredited investors (the “Investors”) entered into on March 1, 2016 and March 3, 2016, respectively, at a purchase price of $25,000 per Unit.  Each Unit consists of (i) $25, 000 face amount of 10% original issue discount unsecured convertible notes (the “Notes”), convertible into shares (as converted, the “Note Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a conversion price equal to $0.01 and (ii) one warrant (the “Warrant”) to purchase 277,778 shares (the “Preferred C Shares”) of Series C Convertible Preferred Stock, par value $0.0001 per preferred share, at an exercise price of $0.09 per share (such sale and issuance, the “Private Placement”).

Any portion of the outstanding and unpaid conversion amount of the Notes is convertible, at any time, following the date the Notes are issued, into fully paid and nonassessable shares of Common Stock at a conversion price of $0.01 per share.

The Warrants are exercisable, at any time, following the date the Warrants were issued, at a price of $0.09 per share, subject to adjustment, and expire three years from the date of issuance.

The Preferred C Shares are convertible into shares of the Company’s Common Stock in an amount equal to ten shares of Common Stock for each one share of Preferred C stock surrendered. The stated value of each Preferred C Share is one-ten thousandth ($0.0001) of one cent and the initial conversion price is $0.01 per share, each subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, subdivisions or other similar events.

The Company is prohibited from effecting a conversion of the Preferred C Shares to the extent that, as a result of such conversion, such Investor would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Preferred C Shares, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%.

 Pursuant to the Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock (the “Series C Certificate of Designations”), the holders of shares of Series C Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class. From February 26, 2016 through February 25, 2017, a holder of shares of Series C Preferred Stock shall be entitled to that number of votes, on a pro rata basis with all other holders of Series C Preferred Stock, equal to that number of common shares which is not less than 51% of the vote required to approve any action, which Nevada law provides may or must be approved by vote or consent of the holders of other series of voting preferred shares and the holders of common shares or the holders of other securities entitled to vote. Following February 28, 2017, each holder of Series C Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to ten votes for each share of Series C Preferred Stock owned on the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, on the date such vote is taken or any written consent of shareholders is solicited.

The offering was made pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  On the Closing Date the Company entered into separate registration rights agreements (the “Registration Rights Agreements”) with each of the Investors, pursuant to which the Company will undertake to file a registration statement to register the Common Stock issued as part of the Units and the Common Stock issuable upon the conversion of the Preferred C Shares, within thirty days following the Closing Date, to cause such registration statement to be declared effective by the Securities and Exchange Commission within ninety-days of the filing day and to maintain the effectiveness of the registration statement until all of such shares of Common Stock have been sold or are otherwise able to be sold pursuant to Rule 144.  In the event the Company fails to file, or obtain effectiveness of, such registration statement with the given period of time, the Company will be obligated to pay liquidated damages to the Investors for every thirty days during which such filing is not made and/or effectiveness obtained, such fee being subject to certain exceptions.

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The foregoing descriptions of the Notes, the Warrants, the Preferred C Shares, the Subscription Agreements and the Registration Rights Agreements are not complete and are qualified in their entireties by reference to the full text of the Series C Certificate of Designations, the Form of the convertible Notes, the Form of the purchase Warrants, the Form of Subscription Agreements and the Form of Registration Rights Agreements copies of which are filed as Exhibit 3.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, respectively, to this report and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

On March 3, 2016, the Company completed the closing of the Private Placement and issued the Units, each consisting of a total of one $25,000 Note and one Warrant to purchase Preferred C Shares, in exchange for aggregate gross proceeds of $612,500. The details of this transaction are described in Item 1.01, which is incorporated by reference, in its entirety, into this Item 3.02.

The Units, the Notes, the Warrants and the Preferred C Shares have not been registered under the Securities Act, or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 29, 2016 the Company filed the Series C Certificate of Designations with the Nevada Secretary of State. Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated by reference, in its entirety, into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of Medical Alarm Concepts Holding, Inc.

4.1	Form of Convertible Notes

4.2	Form of Purchase Warrants

4.3	Form of Subscription Agreements

4.4	Form of Registration Rights Agreements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Alarm Concepts Holding, Inc.

Dated: March 4, 2016	/s/ Ronnie Adams
Ronnie Adams
Chief Executive Officer

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EXHIBIT INDEX

3.1	Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of Medical Alarm Concepts Holding, Inc.

4.1	Form of Convertible Notes

4.2	Form of Purchase Warrants

4.3	Form of Subscription Agreements

4.4	Form of Registration Rights Agreements

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